AB
ALLIANCEBERNSTEIN
   Investments

                                           THE ALLIANCEBERNSTEIN BOND FUNDS
                                  -AllianceBernstein Global Bond Fund, Inc.
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Supplement dated September 30, 2010 to the Summary Prospectus and Prospectus
dated January 29, 2010 of the AllianceBernstein Bond Funds offering Class A, Class B, Class C and Advisor Class shares of AllianceBernstein Global Bond Fund and to the Summary Prospectus and Prospectus dated January 29, 2010 of the AllianceBernstein Bond Funds offering Class A, Class R, Class K and Class I shares of AllianceBernstein Global Bond Fund (the "Prospectuses").

AllianceBernstein Global Bond Fund is hereinafter referred to as the Fund.

                                   * * * * *

The following supplements certain information under the heading "Portfolio Managers" in the Prospectuses with respect to the Fund.

AllianceBernstein Global Bond Fund
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The management of, and investment decisions for, the Fund are currently made by the Adviser's Global Fixed Income Investment Team. Fernando Grisales is no longer a member of the Team. Paul J. DeNoon, Scott DiMaggio, Michael L. Mon, Douglas J. Peebles and Matthew S. Sheridan remain the persons with the most significant responsibility for the day-to-day management of the Fund.

                                   * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

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